SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

File by the Registrant     |X|
Filed by a Party other than the Registrant     |_|

Check the appropriate box:
|_| Preliminary Proxy Statement           |_| Confidential, For Use of the Com-
|X| Definitive Proxy Statement                mission Only (as permitted by Rule
|_| Definitive Additional Materials           14a-6(e)(2))

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SMITH-MIDLAND CORPORATION
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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              and 0-11.

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                  previous filing by registration statement number, or the form
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

                            SMITH-MIDLAND CORPORATION
                                    Route 28
                             Midland, Virginia 22728


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on July 22, 2002



TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION (the "Company"), a Delaware corporation, will be held on Monday, July 22, 2002 at 7:00pm at the Company's Corporate Headquarters, located at 5119 Catlett Road, Midland, Virginia 22728 for the following purposes:

        1.      To elect four (4) members of the Board of Directors;

        2. To ratify a proposed amendment to the Smith-Midland Corporation 1994 Stock Option Plan to increase the number of shares authorized to be issued by 450,000;

        3. To ratify and approve the engagement of BDO Seidman, LLP as independent auditors for the Company for the year ending December 31, 2002; and

        4. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any and all adjournments thereof.

         The Board of Directors has fixed the close of business on June 18, 2002 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof.

         We hope that all Stockholders will be able to attend the Annual Meeting in person. In order to assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope has been enclosed for your convenience. If you attend the Annual Meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.


                                       By Order of the Board of Directors


                                       /s/ Rodney I. Smith
                                       Rodney I. Smith
                                       President

Midland, Virginia
June 18, 2002

                            SMITH-MIDLAND CORPORATION
                                    Route 28
                             Midland, Virginia 22728


                                 PROXY STATEMENT
                     For the Annual Meeting of Stockholders
                           To be held on July 22, 2002




         The enclosed proxy is solicited by the Board of Directors of SMITH-MIDLAND CORPORATION (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, July 22, 2002 at 7:00 PM at the Company's Corporate Headquarters, located at 5119 Catlett Road, Midland, Virginia 22728 and at any adjournment or adjournments thereof.

         Stockholders of record at the close of business on June 18, 2002 will be entitled to vote at the Annual Meeting or any adjournment thereof. On or about that date, 3,638,031 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. The Company has no other outstanding voting securities.

         Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the shares outstanding. Directors will be elected by plurality vote. Other proposals to be voted upon by the Stockholders of the Company require the votes of a majority of shares of Common Stock present at the Annual Meeting for passage. Abstentions and broker non-votes (the latter of which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to Stockholders, whereas broker non-votes are not counted for purposes of determining whether stockholder approval for a proposal has been obtained.

         An Annual Report, containing the Company's audited financial statements for the years ended December 31, 2001 and December 31, 2000, is being mailed to all stockholders entitled to vote. This Proxy Statement and the accompanying proxy were first mailed to Stockholders on or about June 21, 2002.

         Execution of a proxy will not in any way affect a Stockholder's right to attend the Annual Meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election of Directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.

         The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

                                   Proposal #1

                              ELECTION OF DIRECTORS

         Four Directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Company is elected at the Company's Annual Meeting of Stockholders and serves until his successor is duly elected by the stockholders. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the direction of the Board of Directors.

         Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.


The Board unanimously recommends that Stockholders vote FOR election of the four nominees for Director.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:

                           Director
Name              Age    Officer Since      Position
----              ---    -------------      --------

Rodney I. Smith    63         1970          Chief Executive Officer, President
                                            and Chairman of the Board of
                                            Directors

Ashley B. Smith    40         1994          Vice President of Sales and
                                            Marketing and Director

Wesley A. Taylor   54         1994          Vice President of Administration
                                            and Director

Andrew Kavounis    77         1995          Director

Background

         The following is a brief summary of the background of each Director and nominee for Director of the Company:

Rodney I. Smith. Chairman of the Board of Directors, Chief Executive Officer and President. Rodney I. Smith co-founded the Company in 1960 and became its President and Chief Executive Officer in 1965. He has served on the Board of Directors and has been its Chairman since 1970. Mr. Smith is the principal developer and inventor of the Company's proprietary and patented products. Mr. Smith is the past President of the National Precast Concrete Association. Mr. Smith has served on the Board of Trustees of Bridgewater College in Bridgewater, Virginia since 1986.

Ashley B. Smith. Vice President of Sales and Marketing and Director. Ashley B. Smith has served as Vice President of Sales and Marketing of the Company since 1990 and as a Director since December 1994. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College. Mr. Ashley
B. Smith is the son of Mr. Rodney I. Smith.

Wesley A. Taylor. Vice President of Administration and Director. Wesley A. Taylor has served as Vice President of Administration of the Company since 1989 and as a Director since December 1994, and previously held positions as Controller and Director of Personnel and Administration. Mr. Taylor holds a Bachelor of Arts degree from Northwestern State University.

Andrew Kavounis. Director. Andrew Kavounis has served as a Director of the Company since December 1995. Mr. Kavounis was President of Core Development Co., Inc., a privately held construction and development concern, from 1991 until he retired in 1995. From 1989 to 1991, Mr. Kavounis was the Executive Vice President of the Leadership Group, a Maryland based builder and developer. Prior to that time, Mr. Kavounis spent 37 years as an executive at assorted construction and development companies, which included a position as the National Vice President of Ryland Homes, a privately held company, in which capacity he was directly responsible for the construction of 17,000 homes annually, nationwide. Mr. Kavounis received a Bachelor of Science degree in Chemical Engineering from Presbyterian College, a Bachelor of Science degree in Civil and Mechanical Engineering from Wofford College, and a Master's degree in Business Administration from the University of South Carolina.


       GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS AND OFFICERS

Meetings and Committees of the Board of Directors

         The Board of Directors has a Compensation Committee. The Compensation Committee consists of Andrew Kavounis and Wesley A. Taylor. The Compensation Committee was established to set and administer the policies that govern annual compensation for the Company's executives. Following review and approval by the Compensation Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval. The Compensation Committee negotiates and approves compensation arrangements for officers, employees, consultants and directors of the Company, including, but not limited to, the grant of options to purchase the Common Stock pursuant to the Company's 1994 Stock Option Plan or other plans which may be established. The Compensation Committee did not meet during 2001; rather, these matters were addressed by the Board of Directors as a whole.

         The Company does not have an audit committee, a standing nominating committee or a committee performing similar functions.

         The Board of Directors met formally (2) times during 2001 and met informally on a number of occasions, voting on corporate actions by written consent. All of the Company's current directors attended all of the meetings of the Board of Directors either in person or by telephone.

         With the exception of Rodney I. Smith and Ashley B. Smith, who are father and son, respectively, no Director or executive officer of the Company is related by blood, marriage, or adoption to any of the Company's other Directors or executive officers.


Compensation of Directors

         All non-employee Directors receive $500 per meeting as compensation for their services as Directors and are reimbursed for expenses incurred in connection with the performance of their duties. All employee Directors, except Rodney I Smith, receive $250 per meeting as compensation for their services and are reimbursed for expenses incurred in connection with the performance of their duties. Rodney I. Smith receives no compensation as a Director, but is reimbursed for expenses incurred in connection with the performance of his duties as a Director.

Compensation of Executive Officers

         The following table sets forth the compensation paid by the Company for services rendered for the last three completed fiscal years to the executive officers of the Company and its subsidiaries whose cash compensation exceeded $100,000 during 2001, (the "named executive officers"):

-------------------------- --------------------------------------------- ---------------------------------------------

                                       Annual Compensation                          Long Term Compensation
-------------------------- --------------------------------------------- ---------------------------------------------

                                                                                Awards                 Payouts
-------------------------- --------------------------------------------- ---------------------- ----------------------
                                                                                     Securities
                                                               Other                  Under-                   All
        Name and                                               Annual    Restricted    lying                  Other
        Principal                                             Compen-      Stock     Options/      LTIP      Compen-
        Position             Year       Salary      Bonus      Sation      Awards      SARs      Payouts     Sation
                                          $           $          $           $          (#)         $           $
-------------------------- ---------- ----------- ---------- ----------- ----------- ---------- ----------- ----------

     Rodney I. Smith         2001      175,000     189,081       -           -        120,000       -           -
    President, Chief         2000      175,000     54,500        -           -           -          -           -
    Executive Officer        1999      156,825     54,500        -           -        20,000        -           -
   And Chairman of the
         Board.

      Guy M. Schuch          2001      111,250        -          -           -        30,000        -
 Chief Operating Officer     2000      108,745        -          -           -           -          -
 Smith-Midland Corp (VA)     1999       61,730        -          -           -        15,000        -

-------------------------- ---------- ----------- ---------- ----------- ----------- ---------- ----------- ----------


Option Grants in Last Fiscal Year

         The following table summarizes option grants during 2001 to the named executive officers:

                      Number of % of Total
                       Securities Options
                          Underlying                Granted to            Exercise
                            Options               Employees in             or Base       Expiration
         Name             Granted (#)               Fiscal Year         Price  ($/Sh)        Date
         ----           ----------------          ----------------      -------------    -------------
Rodney I. Smith                20,000                    5.9%               0.80            4/23/11
Rodney I. Smith                80,000                   23.6%               0.81            5/04/11
Rodney I. Smith                20,000                    5.9%               1.39           12/26/11

Guy M. Schuch                  15,000                    4.4%               0.80            4/23/11
Guy M. Schuch                  15,000                    4.4%               1.39           12/26/11


Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

                     Shares                              Number of
                    Acquired                         Shares Underlying                Value of Unexercised
                       on          Value            Unexercised Options               In-the-Money Options
                    Exercise     Realized          at Fiscal Year End (#)           at Fiscal Year-End ($)(1)
        Name           (#)          ($)        Exercisable     Unexercisable     Exercisable      Unexercisable
        ----        --------     --------      -----------     -------------     -----------      -------------

Rodney I. Smith        ---          ---           33,333          126,667           20,884            65,400
Guy M. Schuch          ---          ---           10,000           35,000            8,875            15,087
--------

(1) Value is based on the closing sales price of the Company's Common Stock on December 31, 2001 ($1.45), the last trading day of 2001, less the option exercise price.

Employment Agreement

         The Company has entered into an employment agreement with Mr. Rodney I. Smith, which provides for an annual base salary of $175,000. The present term of the agreement continues until December 31, 2002, and is thereafter automatically renewed for successive one-year periods unless Mr. Smith or the Company gives the other party three months prior written notice of non-renewal. Bonuses and salary increases may be granted by the Compensation Committee of the Board of Directors, as it so determines from time to time. Mr. Smith also is entitled to receive benefits offered to the Company's employees generally. If terminated without cause, Mr. Smith is entitled to receive as severance pay an amount equal to twenty-four (24) months of his base salary, less taxes, other required withholdings and any amounts owed to the Company, payable in accordance with the Company's standard payroll procedures. In addition, the employment agreement precludes Mr. Smith from competing with the Company during his employment and for at least one year thereafter, and from disclosing confidential information. The Company is the owner of and the beneficiary of three key person life insurance policies on Mr. Smith totaling $1,400,000.

Certain Relationships and Related Transactions

         At December 31, 2001, the Company owned an unsecured note for approximately $558,282 receivable from Mr. Rodney I. Smith, the Company's President and majority shareholder, accruing interest at a rate of 6% per annum. Unless extended, the note matures on December 31, 2002. Principal payments on the note were $72,418 for the year ended December 31, 2001 and $7,647 the year ended December 31, 2000. Total interest paid on this note was approximately $37,800 and $38,000 for the years ended December 31, 2001 and 2000, respectively.

         The Company currently leases approximately three and one half acres of its Midland Virginia property from Mr. Rodney I. Smith, the Company's President and a major stockholder, as additional storage space for the Company's and some customers' finished products. The lease provides for a term that automatically renews on December 31 of each year unless otherwise canceled by either party. The lease provides for an annual rent of $24,000.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth, as of June 18, 2002, certain information concerning ownership of the Company's Common Stock by (i) each person known by the Company to own of record or be the beneficial owner of more than five percent (5%) of the Company's Common Stock, (ii) named Executive Officers and Directors, and (iii) all Directors and Executive Officers as a group. Except as otherwise indicated, the Stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of                                      Number of Shares         Percentage of
Beneficial Owner(1)                                    Beneficially Owned(2)         of Class
-------------------                                    ---------------------         --------
Rodney I. Smith (1)(3)(4)(5)(6)                               682,466                   18.4

Carl W. Grover(1)                                             203,050                    5.6

Ashley B. Smith(1)(3)                                         116,735                    3.2

Wesley A. Taylor(1)(7)                                         24,584                     *

Andrew Kavounis(1)(8)                                           3,000                     *

Guy M. Schuch(1)(9)                                            15,000                     *

All directors, executive officers and key employees
as a group (8 persons)(2)(10)                                 864,122                   22.8

-----------------------------
 *     Less than 1%

(1) The address for each of Messrs. Rodney I. Smith, Ashley B. Smith, Taylor, Kavounis, and Schuch is c/o Smith-Midland Corporation, P.O. Box 300, 5119 Catlett Road, Midland, Virginia 22728. The address for Mr. Grover is 1010 S Ocean Blvd, Suite 1017, Pompano Beach, Florida 33062.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Ashley B. Smith is the son of Rodney I. Smith. Each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership of the other's shares of Common Stock. Includes options to purchase 27,118 shares.

(4) Does not include an aggregate of 77,972 shares of Common Stock held by Matthew Smith and Roderick Smith, sons of Rodney I. Smith, and brothers of Ashley B. Smith, and 112,713 shares held by Merry Robin Bachetti, sister of Rodney I. Smith and aunt of Ashley B. Smith, for which each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership.

(5) Includes 100,000 shares of Common Stock that have been deposited into an irrevocable trust (the "Trust") for the benefit of Hazel Smith, the income beneficiary of the Trust and former wife of Rodney I. Smith, and mother of Mr. Smith's children. Mr. Smith is the trustee of the Trust and, as such, may vote the shares, as he deems fit.

(6)     Includes options to purchase 66,668 shares.

(7)     Includes options to purchase 24,584 shares.

(8)     Includes options to purchase 3,000 shares.

(9)     Includes options to purchase 15,000 shares.

(10)    Includes options to purchase 153,038 shares.

Compliance with Section 16(A)

         Section 16(a) ("Section 16(a)") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the "Commission") and any national securities exchange on which the Corporation's securities are registered.

         Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten per cent (10%) beneficial owners were satisfied.

                                   Proposal #2

          PROPOSAL TO RATIFY AN AMENDMENT TO THE 1994 STOCK OPTION PLAN

GENERAL INFORMATION RELATING TO THE 1994 SMITH-MIDLAND CORPORATION STOCK OPTION PLAN

         The Smith-Midland Corporation Stock Option Plan (the "Plan") was adopted by the Board of Directors and Stockholders on August 4, 1994. The Plan was intended to encourage and enable employees, consultants, advisors, and others, who are in a position to make significant contributions to the success of the Company, to acquire a closer identification of their interest with those of the Company by providing them with opportunities to purchase stock pursuant to the options granted under the Plan. Currently, the aggregate number of shares for which Options could be granted under the Plan is 575,000, subject to adjustments because of changes in the Company's capital structure such as stock dividends, stock splits, recapitalizations, and other capital adjustments. The options to be granted under the Plan will be designated as incentive stock options or non-incentive stock options by the Board of Directors or a committee thereof, which also shall have full and final authority in its discretion as to the persons to be granted options, the number of shares subject to the options and the terms of the option agreements. Only employees of the Company, including officers, may be granted incentive stock options.

         The Plan provides that all options thereunder shall be exercisable during a period of no more than ten years from the date of the grant (five years for options granted to holders of 10% or more of the outstanding shares of Common Stock), depending upon the specific stock option agreement, and that the option exercise price shall be at least equal to 100% of the fair market value of the Common Stock at the time of the grant (110% for options granted to the holders of 10% or more of the outstanding shares of Common Stock). Pursuant to the provisions of the Plan, the aggregate fair market value (determined at the time the options are granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any one calendar year shall not exceed $100,000.

         If the optionee shall cease to be an employee for any reason other than death, any options granted to the optionee shall be exercisable only to the extent of the vested purchase rights on that date, subject to the original term of the option or three months from the date of termination (one year in the event of cessation of employment on account of disability) whichever is earlier. If employment is terminated by death, the person or persons to whom the optionee's rights under the option are transferred by will or by the laws of descent and distribution, subject to the purchase rights vested as of the date the optionee ceased to be an employee, may exercise such Options any time prior to one year from the date of death; provided, that such Options or Options shall expire in any event no later than the last day of the original term of such Option. In the case of a Participant who is not an employee, provisions relating to the exercisability of an option following termination of service shall be specified in the award. If not so specified, all Options held by such Participant shall terminate on termination of service to the Company. Options are not transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Options may be exercised during the grantee's lifetime only by the grantee. If an Option under the Plan expires or terminates unexercised as to the shares covered thereby, such shares shall thereafter be available for the granting of other Options under the Plan. The Plan shall continue until such time as it may be terminated by action of the Board or the Committee; provided, however, that no Options my be granted under the Plan on or after the tenth anniversary of the effective date thereof.

         On June 11, 2002, the last per share sales price of the Common Stock was $1.74.

         If shares are issued to the holder of a non-incentive option under the Plan (1) no income will be recognized by the holder at the time of the grant of the option: (2) except as stated below, upon exercise of the option, the holder will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares over the option price; (3) if the holder exercising the option is restricted from selling the shares so acquired because the holder is an officer or director of the Company and would be subject to liability under Section 16(b) of the Securities Exchange Act of 1934, then, unless the holder makes an election to be taxed under the rule of clause (2) above, the holder will recognize taxable ordinary income, at the time such
Section 16(b) restriction terminates, equal to the excess of the fair market value of the shares at that time over the option price, and any dividends he or she received on the shares before that time will be taxable to him or her as income; (4) the Company will be entitled to a deduction at the same time and in the same amount as the holder has income under clause (2) or (3); and (5) upon a sale of shares so acquired, the holder may have additional short-term or long-term capital gain or loss.

         If shares are issued to the holder of an incentive stock option under the Plan (1) no income will be recognized by such holder at the time of the grant of the option or the transfer of shares to the holder pursuant to his or her exercise of the option; (2) the difference between the option price and the fair market value of the shares at the time of exercise will be treated as an item of tax preference to the holder; (3) no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of the option; and (4) upon a sale or exchange of the shares after the later of
(a) one year from the date of transfer of the shares to the original holder, or
(b) two years from the date of grant of the option, any amount realized by the holder in excess of the option price will be taxed to the holder as a long-term capital gain and any loss sustained by the holder will be a long-term capital loss. If the shares are disposed of before the holding period requirements described in the preceding sentence are satisfied, then (1) the holder will recognize taxable ordinary income in the year of disposition in an amount determined under the rules of the Code; (2) the Company will be entitled to a deduction for such year in the amount of the ordinary income so recognized; (3) the holder may have additional long-term or short-term capital gain or loss; and
(4) the tax preference provision might not be applicable.

         During the year ended December 31, 2001 options to purchase an aggregate of 343,000 shares of Common Stock at a weighted average purchase price of $1.02 per share were granted under the Plan. All such options were granted to executive officers and Directors of the Company .

         As of December 31, 2001, 160,000 options were held by Rodney I. Smith, the President and Chairman of the Board of the Company; 237,150 options by current executive officers; 3,000 by Andrew Kavounis, the current Director who is not an executive officer; 103,275 Options by other employees of the Company; and 3,000 by other outside parties. As of the same date, the Plan had 506,425 Options outstanding with 68,575 Options available for grant. In order to attract and retain the quantity and quality of employees that are critical to the future success of the Company, the Board believes that the number of Options available for grant under the Plan needs to be significantly increased. This proposal would increase the number of shares available for grant under the Plan to 1,025,000.

         The Board of Directors recommends that Stockholders vote FOR the proposal to increase the number of shares available for grant under the Company's 1994 Stock Option Plan by 450,000 shares.


                                   Proposal #3

                 ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS


         BDO Seidman, LLP acted as our independent certified public accountants for the years 2001 and 2000. BDO Seidman, LLP has also been selected to act as our independent auditors for 2002. The persons named in the enclosed proxy will vote to ratify the selection of BDO Seidman, LLP as independent auditors for the year ending December 31, 2002 unless otherwise directed by the Stockholders. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, and will have the opportunity to make a statement and answer questions from Stockholders if he or she so desires.

Audit Fees

         We paid or accrued approximately $52,158 for professional services rendered by BDO Seidman, LLP in connection with their audit of our annual consolidated financial statements for 2001 and their quarterly reviews of our condensed, consolidated financial statements included in our Forms 10-QSB for that year.

Financial Information Systems Design and Implementation Fees

         There were no professional services rendered by BDO Seidman, LLP to us in 2001 relating to financial information systems design and implementation.

All Other Fees

         We paid or accrued approximately $16,850 for all other services rendered by BDO Seidman, LLP during 2001.

         The Board has considered whether the provision of services by the accountants with respect to the fees above is compatible with maintaining the independence of the accountants.

         The Board of Directors recommends that Stockholders vote FOR approval of BDO Seidman, LLP as the Company's Independent Auditors.



                                VOTING AT MEETING

         The Board of Directors has fixed June 18, 2002 as the record date for the determination of Stockholders entitled to vote at this meeting. On or about that date, 3,638,031 shares of Common Stock were outstanding and entitled to vote.

                             SOLICITATION OF PROXIES

         The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expense in sending proxies and proxy material to beneficial owners.


                               REVOCATION OF PROXY

         Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Annual Meeting, the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                              STOCKHOLDER PROPOSALS

         In order to be included in proxy material for next year's Annual Meeting, Stockholders' proposed resolutions must be received by the Corporation no later than February 20, 2003. Stockholders who intend to submit a proposal at next year's Annual Meeting without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than May 1, 2003. The Corporation suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the President of the Corporation.

                                  MISCELLANEOUS

         The management does not know of any other matter which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons names in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                    By Order of the Board of Directors



                                    /s/ Rodney I. Smith
                                    Rodney I. Smith
                                    President

Midland, Virginia
June 18, 2002



MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                            SMITH-MIDLAND CORPORATION
                            PROXY FOR ANNUAL MEETING
                           TO BE HELD ON JULY 22, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Rodney I. Smith and Wesley A. Taylor with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION, to be held at the Company's Corporate Headquarters, located at 5119 Catlett Road, Midland, Virginia 22728, on Monday, July 22, 2002 at 7:00 PM, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company upon and with respect to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs the said Rodney I. Smith and Wesley A. Taylor to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:

If no direction is made, this Proxy will be voted FOR election of Directors and FOR proposals 2 and 3.
(1) Proposal to elect four (4) members of
the Board of Directors of the Company.          |_| FOR all nominees listed     |_| WITHHOLD AUTHORITY
                                                    below (except as marked         to vote for all
                                                    to the contrary below)          nominees listed below

INSTRUCTION: To withhold authority for any individual nominee STRIKE such nominee's name from the list below.
                      Rodney I. Smith, Ashley B. Smith, Wesley A. Taylor, Andrew Kavounis

(2) |_| FOR     |_| AGAINST     |_| ABSTAIN Proposal to ratify an amendment to the Smith-Midland 1994 Stock Option
                                    Plan to increase the number of shares authorized to be issued under the plan by 450,000 shares.

(3) |_| FOR     |_| AGAINST     |_| ABSTAIN Proposal to ratify and approve the selection of BDO Seidman, LLP as the independent auditors of the Company for the year ending December 31, 2002.

                              MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2 and 3.

(4) In their discretion to transact such other business as may properly come before the meeting or any adjournment of adjournments thereof. The shares represented by this proxy will be voted for and in favor of the items set forth above unless a contrary specification is made.



Please mark, date, sign and return the proxy card promptly                Dated_______________________________
using the enclosed envelope. Sign exactly as your name
appears hereon.                                                           ____________________________________
NOTE: When shares are held by joint tenants, both should sign.            Signature
When signing as attorney, executor, administrator, trustee or
guardian, please give full title as such. If the person named on          ____________________________________
the stock certificate is deceased, please submit evidence of your         Signature, if held jointly
authority. If a corporation, sign in full corporate name by an
authorized officer and indicate the office held. If a partnership,        ____________________________________
please sign in the partnership name by authorized person.                 Printed Name

                                                                          ____________________________________
                                                                          Current Address

                                                                      APPENDIX A

                            SMITH-MIDLAND CORPORATION

                             1994 STOCK OPTION PLAN

                       (as amended through March 31, 2002)

                                    ARTICLE 1

                               Purpose of the Plan

         The purpose of this Plan is to encourage and enable employees, consultants, and others (other than non-employee directors) who are in a position to make significant contributions to the success of SMITH-MIDLAND CORPORATION and of its affiliated corporations upon whose judgment, initiative and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the Corporation and strengthening their desire to remain involved with the Corporation. Any employee, consultant or advisor designated to participate in the Plan is referred to as a "Participant."

                                   ARTICLE II

                                   Definitions

         2.1 "Affiliated Corporation" means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

         2.2 "Award" means an Option granted under Article V.

         2.3 "Board" means the Board of Directors of the Corporation or, if one or more has been appointed, a Committee of the Board of Directors of the Corporation.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.5 "Committee" means a Committee of not less than two members of the Board appointed to the Board to administer the Plan who are disinterested persons as defined in Section 16b-3 of the Securities Exchange Act of 1934, as amended.

         2.6 "Corporation" means SMITH-MIDLAND CORPORATION, a Delaware corporation, or its successor.

         2.7 "Employee" means any person who is a regular full-time or part-time employee of the Corporation or an Affiliated Corporation on or after November 1, 1994.

         2.8 "Incentive Stock Option" ("ISO") means an option which qualifies as an incentive stock option as defined in Section 422 of the Code, as amended.

         2.9 "Non-Qualified Option" means any option not intended to qualify as an Incentive Stock Option.

         2.10 "Option" means an Incentive Stock Option or Non-Qualified Option granted by the Board under Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Board may establish. Except as otherwise expressly provided with respect to an Option grant, no Option granted pursuant to the Plan shall be an Incentive Stock Option.

         2.11 "Participant" means a person selected by the Committee to receive an award under the Plan.

         2.12 "Plan" means this 1994 Stock Option Plan.

         2.13 "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934, as amended, or any successor provision.

         2.14 "Restricted Period" means the period of time selected by the Committee during which an award may be forfeited by the person.

         2.15 "Stock" means the Common Stock, $.01 par value per share, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article XI.

                                   ARTICLE III

                           Administration of the Plan

         3.1 Administration by Board. This Plan shall be administered by the Board of Directors of the Corporation. The Board may, from time to time, delegate any of its functions under this plan to one or more Committees. All references in this Plan to the Board shall also include the Committee or committees, if one or more have been appointed by the Board. From time to time the Board may increase the size of the Committee or committees and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee or committees and thereafter directly administer the Plan. No member of the Board or a committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

         If a Committee is appointed by the Board, a majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of Committee members. The Board shall delegate the power to select directors and officers to receive Awards under the Plan, and the timing, pricing and amount of such Awards to a Committee, all members of which shall be "disinterested persons" within the meaning of Rule 16b-3 under that Act.

         3.2 Powers. The Board of Directors and/or any Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Corporation. This authority includes, but is not limited to:

         (a)      The power to grant Awards conditionally or unconditionally,

         (b) The power to prescribe the form or forms of any instruments evidencing Awards granted under this Plan,

         (c)      The power to interpret the Plan,

         (d) The power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe and rescind regulations for interpretation, management and administration of the Plan,

         (e) The power to delegate responsibility for Plan operation, management, and administration on such terms, consistent with the Plan, as the Board may establish,

         (f) The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan's purpose, and

         (g) The power to engage the services of persons, companies, or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.

         3.3 Additional Powers. In addition, as to each Option to buy Stock of the Corporation, the Board shall have full and final authority in its discretion: (a) to determine the number of shares of Stock subject to each Option; (b) to determine the time or times at which Options will be granted; (c) to determine the option price of the shares of Stock subject to each Option, which price shall be not less than the minimum price specified in Article V of this Plan; (d) to determine the time or times when each Option shall become exercisable and the duration of the exercise period (including the acceleration of any exercise period), which shall not exceed the maximum period specified in
Article V; (e) to determine whether each Option granted shall be an Incentive Stock Option or a Non-qualified Option; and (f) to waive compliance by a Participant with any obligation to be performed by him under an Option, to waive any condition or provision of an Option, and to amend or cancel any Option (and if an Option is cancelled, to grant a new Option on such terms as the Board may specify), except that the Board may not take any action with respect to an outstanding option that would adversely affect the rights of the Participant under such Option without such Participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Article XI.

            In no event may the Corporation grant an Employee any Incentive Stock Option that is first exercisable during any one calendar year to the extent the aggregate fair market value of the Stock (determined at the time the options are granted) exceed $100,000 (under all stock option plans of the Corporation and any Affiliated Corporation); provided, however, that this paragraph shall have no force and effect if its inclusion in the Plan is not necessary for Incentive Stock Options issued under the Plan to qualify as such pursuant to Section 422(d)(1) of the Code.

                                   ARTICLE IV

                                   Eligibility

         4.1 Eligible Employees. All Employees (including Directors who are Employees) are eligible to be granted Incentive Stock Option and Non-Qualified Option Awards under this Plan.

         4.2 Consultants, Directors and other Non-Employees. Any Consultant, Director (who is an Employee (and any other Non-Employee is eligible to be granted Non-qualified Option Awards under the Plan, provided the person has not irrevocably elected to be ineligible to participate in the Plan.

         4.3 Relevant Factors. In selecting individual Employees, Consultants, Directors and Non-Employees to who Awards shall be granted, the Board shall weigh such factors as are relevant to accomplish the purpose of the Plan as stated in Article I.

                                    ARTICLE V

                               Stock Option Awards

         5.1 Number of Shares. Subject to the provisions of Article XI of this Plan, the aggregate number of shares of Stock for which Options may be granted under this Plan shall not exceed 575,000 shares. The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Board, either from authorized by unissued shares or from previously issued as reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market.

         Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

         5.2 Effect of Expiration, Termination or Surrender. If an Option under this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Corporation shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

         5.3 Term of Options. The full term of each Option granted hereunder shall be for such period as the Board shall determine. In the case of Incentive Stock Options granted hereunder, the term shall not exceed ten (10) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Sections 6.3 and 6.4. Notwithstanding the foregoing, options intended to qualify as "Incentive Stock Options" may not be granted to any employee who at the time such option is granted owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation unless such option is not exercisable until after the expiration of five (5) years from the date such option is granted.

         5.4 Option Price. The Option price shall be determined by the Board at the time any Option is granted. In the case of Incentive Stock Options, the exercise price shall not be less than 100% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted (but in no event less than par value), provided that no Incentive Stock Option shall be granted hereunder to any Employee if at the time of grant the Employee, directly or indirectly, owns Stock possessing more than 10% of the combined voting power of all classes of stock, of the Corporation and its Affiliated Corporations unless the Incentive Stock Option price equals not less than 110% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted. In the case of Non-Qualified Stock Options, the exercise price shall not be less than 50% of fair market value.

         5.5 Fair Market Value. If, at the time an Option is granted under the Plan, the Corporation's Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market System, if the Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market System. However, if the Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length.

         5.6 Non-Transferability of Options. No Option granted under this Plan shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee's lifetime only by the grantee.

         5.7 Foreign Nationals. Awards may be granted to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified.

                                   ARTICLE VI

                               Exercise of Option

         6.1 Exercise. Each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Board shall have the right to accelerate the date of exercise date of any Incentive Stock Option granted if such acceleration would violate the annual vesting limitation contained Section 422(d)(1) of the Code.

         6.2 Notice of Exercise. A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price can be paid partly or completely in the shares of the Corporation's stock valued at Fair Market Value as defined in Section 5.5 hereof, or by any such other lawful consideration as the Board may determine.

Until such person has been issued a certificate or certificates for the shares so purchased and has fully paid the purchase price for such shares, he or she shall possess no rights of a record holder with respect to any of such shares. The Corporation may elect to receive payment for such shares by means of a promissory note, provided that no officer, director or holders of 5% or more of the Corporation's outstanding Common Stock may exercise any stock option and make payment for such shares by means of a promissory note.

         6.3 Option Unaffected by Change in Duties. No Incentive Stock Option (and, unless otherwise determined by the Board of Directors, no Non-Qualified Option granted to a person who is, on the date of the grant, an Employee of the Corporation or an Affiliated Corporation) shall be affected by any change of duties or position of the optionee (including transfer to or from an Affiliated Corporation), so long as he or she continues to be an Employee. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the corporation or any Affiliated Corporation to continue the employment of the optionee after the approved period of absence.

         If the optionee shall cease to be an Employee for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation; provided that (i) the Board may provide in the instrument evidencing any Option that the Board may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such Option; and (ii) unless the Board shall otherwise provide in the instrument evidencing any Option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of the Option; or (B) where such cessation of employment is on account of disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date. For purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

         In the case of a Participant who is not an employee, provisions relating to the exercisability of an Option following termination of service shall be specified in the award. If not so specified, all Options held by such Participant shall terminate on termination of service to the Corporation.

         6.4 Death of Optionee. Should an optionee die while in possession of the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Board in any instrument evidencing any Option, exercise such Options at any time prior to one year from the date of death; provided, that such Option or Options shall expire in all events no later than the last day of the original term of such Option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date when the optionee ceased to be an Employee, whether by death or otherwise, unless the Board provides in the instrument evidencing such Option that, in the discretion of the Board, additional shares covered by such Option may become subject to purchase immediately upon the death of the optionee.

                                   ARTICLE VII

                            Report Person Limitations

         To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and any successor provision, at least six months must elapse from the date of acquisition of an Option by a Reporting person to the date of disposition of such Option (other than upon exercise) or its underlying Common Stock.

                                  ARTICLE VIII

                         Terms and Conditions of Options

         Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform the terms and conditions set forth in Articles V and VI hereof and may contain such other provisions as the Board deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Board may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Board may determine. The Board may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

                                   ARTICLE IX

                                  Benefit Plans

         Awards under the Plan are discretionary and are not a part of regular salary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Corporation, or an Affiliated Corporation, except as the Board may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Participant any right to continue as an employee of, or consultant or advisor to, the Corporation or an Affiliated Corporation or affect the right of the Corporation or any Affiliated Corporation to terminate them at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profits granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Corporation to the Participant by contract or otherwise.

                                    ARTICLE X

                  Amendment, Suspension or Termination of Plan

         The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination. The Board may also amend the Plan from time to time, except that amendments which affect the following subjects must be approved by stockholders of the Corporation:

         (a) Except as provided in Article XI relative to capital changes, the number of shares as to which Options may be granted pursuant to Article V;

         (b)      The maximum term of Options granted;

         (c)      The minimum price at which Options may be granted;

         (d)      The term of the Plan; and

         (e) The requirements as to eligibility for participation in the Plan.

         Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.

                                   ARTICLE XI

                          Changes in Capital Structure

         The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of Stock dividends, Stock splits, recapitalizations, reorganizations, merger, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of Stock issued and outstanding on the effective date of such change. Such adjustment to understanding Options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under
Section 5.1 of this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.

         Notwithstanding the foregoing, any adjustments made pursuant to this
Article XI with respect to Incentive Stock Options shall be made only after the Board, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a "Modifications" of such Incentive Stock Options (as that term is defined in Section 242 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Board determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

         In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as the Board shall determine.

         Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

         No fractional shares shall be issued under the Plan and the optionee shall receive from the Corporation cash in lieu of such fractional shares.

                                   ARTICLE XII

                       Effective Date and Term of the Plan

         The Plan shall become effective on September 1, 1994. The Plan shall continue until such time as it may be terminated by action of the Board or the Committee; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.

                                  ARTICLE XIII

         Conversion of ISOs into Non-Qualified Options; ISO Termination

         The Board, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options, that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Corporation or an Affiliated Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of such Options. At the time of such conversion, the Board or the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or the Committee takes appropriate action. The Board, with the optionee's consent, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

                                   ARTICLE XIV

                              Application of Funds

         The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.



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                                   ARTICLE XV

                             Governmental Regulation

         The Corporation's obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.


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                                   ARTICLE XVI

                     Withholding of Additional Income Taxes

         Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Article XVII) the Corporation, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Board in its discretion may condition the exercise of an Option on the payment of such additional withholding.

                                  ARTICLE XVII

                 Notice to Company of Disqualifying Disposition

         Each employee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the employee was granted the Incentive Stock Option or (b) one year after the date the employee acquired Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements to not apply and no Disqualifying Disposition can occur thereafter.

                                  ARTICLE XVIII

                           Governing Law; Construction

         The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware (without regard to the conflict of law principles thereof). In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.


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